UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-02328

SRH Total Return Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1700 Broadway, Suite 1230

Denver, CO 80290

(Address of Principal Executive Offices) (Zip Code)

Chris Moore

SRH Total Return Fund, Inc.

1700 Broadway, Suite 1230

Denver, CO 80290

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(866) 228-4853

Date of Fiscal Year End: November 30

Date of Reporting Period: December 1, 2021 - May 31, 2022

Item 1. Reports to Stockholders.

(a) The Report to Stockholders is attached herewith.

Distribution Policy

May 31, 2022 (Unaudited)

SRH Total Return Fund, Inc. (the "Fund"), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund's Board of Directors (the "Board"), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the "Plan"). In accordance with the Plan, the Fund distributed $0.12 per share on a quarterly basis during the six-month period ended May 31, 2022. The fixed amount distributed per share is subject to change at the discretion of the Fund's Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its stockholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may also distribute long-term capital gains and short-term capital gains and return of capital to stockholders in order to maintain a level distribution. Each quarterly distribution to stockholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Stockholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Plan. The Fund's total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund's Plan without prior notice if it deems such action to be in the best interest of the Fund or its stockholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund's annual report for a more complete description of its risks.

SRH Total Return Fund, Inc.	Table of Contents

Performance Overview	2
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	16
Notes to Financial Statements	19
Additional Information	28
Summary of Dividend Reinvestment Plan	31

Semi-Annual Report | May 31, 2022	1

SRH Total Return Fund, Inc.	Performance Overview

May 31, 2022 (Unaudited)

Semi-Annual Update:

The SRH Total Return Fund, Inc. (the "Fund") generated a return of 4.3% on its net assets during the six-month period ended May 31, 2022 (the "period"). The Fund outperformed the S&P 500 Index which lost -8.9% and the Dow Jones Industrial Average Index ("DJIA") which lost -3.4% during the period. The Fund underperformed the Morningstar U.S. Large Value Index which returned 7.1% during the period. More detail on various holding period returns can be found in the table below.

The Fund has outperformed the S&P 500 Index, DJIA, and Morningstar U.S. Large Value Index on an annualized net assets basis since affiliates of Rocky Mountain Advisers, LLC ("RMA") became investment advisers to the Fund in January of 2002.

On a market price basis, the Fund gained 5.1% for the period, outperforming the Fund's return performance on a NAV basis of 4.3%. The outperformance was due to a narrowing of the discount of the Fund's market share price relative to its net asset value (the "Discount") over the period. At the beginning of the period the Discount was -17.0% and at the end of the period the Discount was -16.4%.

	3 months	6 months	One Year	Three Years*	Five Years*	Ten Years*	Since January 2002**
STEW (NAV)	-1.13%	4.34%	3.15%	12.15%	11.08%	12.65%	8.85%
STEW (Market)	-2.30%	5.11%	0.88%	12.46%	11.30%	13.39%	7.72%
S&P 500 Index†	-5.16%	-8.85%	-0.30%	16.44%	13.38%	14.40%	8.71%
DJIA††	-2.14%	-3.37%	-2.65%	12.30%	11.87%	12.91%	8.70%
Morningstar US Large Value Index†††	0.89%	7.14%	5.21%	12.71%	10.25%	11.72%	7.36%

*	Annualized.
**	Annualized since January 2002, when affiliates of RMA became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.
†	The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 13.5 trillion indexed or benchmarked to the index, with indexed assets comprising approximately USD 5.4 trillion of this total as of December 31, 2020. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
††	The Dow Jones Industrial Average (DJIA), is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities.
†††	The Morningstar US Large Value Index measures the performance of U.S. large-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends. This Index does not incorporate Environment, Social, or Governance (ESG) criteria.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and Morningstar US Large Value Index include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The largest contributors to performance during the period were Berkshire Hathaway, Inc. (BRK/A & BRK/B) and Enterprise Product Partners (EPD), which contributed 4.74% and 1.55%, respectively, to the Fund's total return on net assets. The largest detractors to performance during the period were JPMorgan Chase & Co. (JPM) and Cisco Systems Inc. (CSCO), which detracted -1.54% and -1.00%, respectively, to the Fund's total return on net assets.

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SRH Total Return Fund, Inc.	Performance Overview

May 31, 2022 (Unaudited)

During the period, the Fund's position in American Express Co. (AXP) was reduced. The Fund's full positions in Heineken Holding NV (HEIO) and Ventas Inc. (VTR) were sold. During the period, the Fund purchased additional shares of eBay Inc. (EBAY), Intel Corp (INTC), and Cohen and Steers Infrastructure Fund (UTF).

The Fund repurchased and retired 469,255 shares of its Common Stock during the period. The shares were repurchased at an average price of $13.34. Since the Fund's Board of Directors ("Board") reinstated the share repurchase program in August 2017, the Fund has repurchased and retired 8,763,699 shares at an average price of $10.25 per share.

The following table shows the top ten holdings in the Fund as of May 31, 2022:

Holding	Symbol(s)	Percentage of Total Managed Assets
Berkshire Hathaway, Inc.	BRK/A and BRK/B	35.8%
JPMorgan Chase & Co.	JPM	7.6%
Cash and Short-Term Investments	SALXX, SAMXX, and Treasuries	6.1%
Yum! Brands, Inc.	YUM	5.8%
Enterprise Products Partners LP	EPD	5.6%
Cisco Systems, Inc.	CSCO	4.6%
Cohen & Steers Infrastructure Fund, Inc.	UTF	4.2%
Pfizer, Inc.	PFE	4.1%
NRG Energy, Inc.	NRG	3.9%
Wells Fargo & Co.	WFC	3.6%

We'd also like to update stockholders on some recent news:

Fund Name Change

The Board approved a change to the name and ticker of the Fund effective on April 4, 2022. The name (formerly Boulder Growth & Income Fund, Inc.) was changed to SRH Total Return Fund, Inc. and is now trading under a new symbol "STEW". The Board prompted the change, in part, to better describe the Fund's investment objective of providing total return to investors. The Board also agreed the change was appropriate to remove the geographic reference in the name, as such association was no longer applicable to either Paralel Advisors LLC or Rocky Mountain Advisers, LLC, the Fund's respective investment adviser and investment sub-adviser.

No changes were made to the Fund's investment objectives or investment strategy.

Portfolio Manager Retirement

The Fund announced that effective April 1, 2022, Stewart Horejsi retired from his role as a portfolio manager of the Fund and as Chief Investment Officer of RMA. Mr. Horejsi served as the Fund's portfolio manager since January 2002. Joel Looney and Jacob Hemmer have continued in their current portfolio manager roles, collectively responsible for the day-to-day management of the Fund's assets.

Semi-Annual Report | May 31, 2022	3

SRH Total Return Fund, Inc.	Performance Overview

May 31, 2022 (Unaudited)

As always, we appreciate your continued support of the Fund.

Sincerely,

Joel Looney	Jacob Hemmer
Portfolio Manager	Associate Portfolio Manager

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund's Discount. As most stockholders are aware, the Fund's shares presently trade at a significant discount to net asset value. The Board is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund's discount over which the Board and management have little control. In the end, the market sets the Fund's share price. For long-term stockholders of a closed-end fund, we believe the Fund's discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Concentration of Investments. The Board feels it is important that stockholders be aware of the Fund's high concentration in a small number of positions. Concentrating investments in fewer securities may involve a degree of risk that is greater than a fund having less concentrated investments spread over a greater number of securities. In particular, the Fund is highly concentrated in Berkshire Hathaway, Inc., which, in addition to other business risks, is largely dependent on Warren Buffett for major investment and capital allocation decisions. When Mr. Buffett is no longer able to fulfill his responsibilities with Berkshire Hathaway, Inc., the value of the Fund's position in Berkshire Hathaway, Inc. could be materially impacted.

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SRH Total Return Fund, Inc.	Performance Overview

May 31, 2022 (Unaudited)

Growth of $10,000 (as of May 31, 2022)

Comparison of change in value of a hypothetical $10,000 investment in the Fund and the Underlying Indexes

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Semi-Annual Report | May 31, 2022	5

SRH Total Return Fund, Inc.	Performance Overview

May 31, 2022 (Unaudited)

The table below is a summary of the distributions paid for the six months ended May 31, 2022.

	Net Asset Value	Per Share of Common Stock Market Price	Distribution Paid*
1/31/2022	$16.60	$14.08	$0.12
4/29/2022	15.90	13.42	0.12

*	Please refer to page 30 for classifications of distributions for the six months ended May 31, 2022.

INVESTMENTS AS A % OF TOTAL NET ASSETS
APPLICABLE TO COMMON STOCKHOLDERS

Holdings are subject to change

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SRH Total Return Fund, Inc.	Portfolio of Investments

May 31, 2022 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)
LONG TERM INVESTMENTS 107.33%
DOMESTIC COMMON STOCK 95.46%
Banks 4.16%
Wells Fargo & Co.	1,425,000	$65,222,250

Construction Machinery 1.38%
Caterpillar, Inc.	100,000	21,585,000

Diversified 40.89%
Berkshire Hathaway, Inc., Class A(a)(b)	1,028	487,323,400
Berkshire Hathaway, Inc., Class B(a)(b)	485,000	153,250,300
		640,573,700
Diversified Financial Services 10.72%
American Express Co.(c)	105,000	17,726,100
Evercore, Inc., Class A	125,000	14,275,000
JPMorgan Chase & Co.	1,028,000	135,932,440
		167,933,540
Electric 4.48%
NRG Energy, Inc.	1,525,000	70,211,000

Food 1.52%
B&G Foods, Inc.	330,000	7,461,300
JM Smucker Co.	130,000	16,298,100
		23,759,400
Healthcare Products & Services 2.05%
Johnson & Johnson	179,100	32,153,823

Insurance 2.52%
Travelers Cos., Inc.	220,000	39,388,800

Pharmaceuticals 4.66%
Pfizer, Inc.	1,375,000	72,930,000

Real Estate Investment Trusts (REITs) 3.02%
Broadstone Net Lease, Inc.	800,000	16,920,000
STAG Industrial, Inc.	500,000	16,650,000
STORE Capital Corp.	500,000	13,795,000
		47,365,000

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2022	7

SRH Total Return Fund, Inc.	Portfolio of Investments

May 31, 2022 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)
Retail 11.42%
eBay, Inc.	650,000	$31,635,500
Walmart, Inc.	335,000	43,091,050
Yum! Brands, Inc.	858,000	104,221,260
		178,947,810
Semiconductors 3.40%
Intel Corp.	1,200,000	53,304,000

Technology, Hardware & Equipment 5.24%
Cisco Systems, Inc.	1,822,200	82,090,110

TOTAL DOMESTIC COMMON STOCK
(Cost $553,363,383)		1,495,464,433

CLOSED-END FUNDS 5.48%
Cohen & Steers Infrastructure Fund, Inc.	2,721,150	75,811,238
Reaves Utility Income Fund	294,933	9,989,381
		85,800,619
TOTAL CLOSED-END FUNDS
(Cost $45,037,903)		85,800,619

LIMITED PARTNERSHIPS 6.39%
Enterprise Products Partners LP	3,650,000	100,083,000

TOTAL LIMITED PARTNERSHIPS
(Cost $71,009,752)		100,083,000

TOTAL LONG TERM INVESTMENTS
(Cost $669,411,038)		1,681,348,052

See Accompanying Notes to Financial Statements.

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SRH Total Return Fund, Inc.	Portfolio of Investments

May 31, 2022 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)
SHORT TERM INVESTMENTS 7.00%
U.S. Treasury Obligations 2.87%
U.S. Treasury Bills(d)
0.310%, 6/2/2022	7,500,000	$7,499,935
0.480%, 6/23/2022	7,500,000	7,497,786
0.680%, 7/7/2022	7,500,000	7,494,915
0.790%, 7/21/2022	7,500,000	7,491,792
0.830%, 8/4/2022	7,500,000	7,488,960
1.000%, 8/18/2022	7,500,000	7,483,831
		44,957,219
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $44,957,219)		44,957,219

Money Market Funds 4.13%
State Street Institutional U.S. Government Money Market Fund, Administration Class, 7-Day Yield - 0.04%	29,667,484	29,667,484
State Street Institutional U.S. Government Money Market Fund, Investor Class, 7-Day Yield - 0.21%	35,000,000	35,000,000
		64,667,484
TOTAL MONEY MARKET FUNDS
(Cost $64,667,484)		64,667,484

TOTAL SHORT TERM INVESTMENTS
(Cost $109,624,703)		109,624,703

TOTAL INVESTMENTS 114.33%		1,790,972,755
(Cost $779,035,741)

SENIOR NOTES (NET OF DEFERRED OFFERING COST OF $1,926,732) (14.24%)		(223,073,268)

OTHER ASSETS AND LIABILITIES, NET (0.09%)		(1,411,586)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS 100.00%		$1,566,487,901

(a)	Non-income producing security.
(b)	For additional information on portfolio concentration, see Note 6.
(c)	A portion of the security is held as collateral for the written call options in the amount of $1,632,750.
(d)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Percentages are stated as a percent of the Total Net Assets Applicable to Common Stockholders.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2022	9

SRH Total Return Fund, Inc.	Portfolio of Investments

May 31, 2022 (Unaudited)

Written Call Options:

Description	Counterparty	Exercise Price	Premiums Received	Expiration Date	Number of Contracts	Notional Value	Value (Note 2)
American Express Co.	Pershing	$175	$2,255,388	1/20/2023	(1,050)	$(17,726,100)	$(1,632,750)
						$(17,726,100)	$(1,632,750)

See Accompanying Notes to Financial Statements.

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SRH Total Return Fund, Inc.	Statement of Assets and Liabilities

May 31, 2022 (Unaudited)

ASSETS:
Total Investments at Value
Cost ($779,035,741)	$1,790,972,755
Dividends and interest receivable	2,403,932
Cash	545,569
Prepaid expenses and other assets	92,077
Total Assets	1,794,014,333

LIABILITIES:
Written options, at value
(Premiums received $2,255,388)	1,632,750
Senior notes (net of deferred offering cost of $1,926,732) (Note 10)	223,073,268
Payable for investments purchased	744,449
Investment advisory fees payable (Note 4)	1,343,624
Interest payable on senior notes (Note 10)	448,838
Administration fees payable (Note 4)	134,916
Printing fees payable	43,686
Custody fees payable	60,163
Audit and tax fees payable	22,955
Directors' fees and expenses payable (Note 4)	13,931
Accrued expenses and other payables	7,852
Total Liabilities	227,526,432
TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,566,487,901

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (authorized 249,990,000 shares at $0.01 par value)	$973,331
Paid-in capital in excess of par value of common stock	528,509,918
Total distributable earnings	1,037,004,652
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$1,566,487,901

Net Asset Value, $1,566,487,901/97,333,118 common stock outstanding	$16.09

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2022	11

SRH Total Return Fund, Inc.	Statement of Operations

For the period Ended May 31, 2022 (Unaudited)

INVESTMENT INCOME:
Dividends
(net of foreign withholding taxes $5,992)	$18,045,928
Interest and other income	58,363
Total Investment Income	18,104,291

EXPENSES:
Investment advisory fees (Note 4)	8,260,134
Interest on senior notes (Note 10)	3,068,210
Administration fees (Note 4)	828,652
Directors' fees and expenses (Note 4)	121,728
Printing fees	54,123
Legal fees	48,871
Custody fees	23,086
Insurance expense	28,310
Audit and tax fees	22,955
Transfer agency fees	21,598
Offering costs (Note 10)	94,913
Other	80,816
Total Expenses	12,653,396
Net Investment Income	5,450,895

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	30,770,793
Written options	1,218,500
Foreign currency related transactions	15,821
Net realized gain	32,005,114
Net change in unrealized appreciation/depreciation on:
Investments	24,461,008
Written options	(407,862)
Foreign currency related translations	1,278
Net change in unrealized appreciation	24,054,424
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	56,059,538
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$61,510,433

See Accompanying Notes to Financial Statements.

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SRH Total Return Fund, Inc.	Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2022 (Unaudited)	For the Year Ended November 30, 2021
OPERATIONS:
Net investment income	$5,450,895	$1,075,702
Net realized gain on investments, written options and foreign currency transactions	32,005,114	38,882,918
Long-term capital gain distributions from other investment companies	–	3,716,355
Net change in unrealized appreciation on investments, written options and foreign currency translations	24,054,424	230,280,598
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	61,510,433	273,955,573

DISTRIBUTIONS TO COMMON STOCKHOLDERS (NOTE 9):
From distributable earnings	(23,394,164)	(39,934,017)
Total Distributions: Common Stockholders	(23,394,164)	(39,934,017)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Repurchase of fund shares	(6,259,136)	(5,285,690)
Net Decrease in Net Assets from Capital Share Transactions	(6,259,136)	(5,285,690)

Net Increase in Net Assets Applicable to Common Stockholders	31,857,133	228,735,866

TOTAL NET ASSETS:
Beginning of period	1,534,630,768	1,305,894,902
End of period	$1,566,487,901	$1,534,630,768

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2022	13

SRH Total Return Fund, Inc.	Statement of Cash Flows

For the period ended May 31, 2022 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets applicable to Common Stockholders resulting from operations	$61,510,433
Adjustments to reconcile change in net assets applicable to
Common Stockholders resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(54,427,877)
Net sales of short-term investment securities	19,839,524
Proceeds from disposition of investment securities	56,018,756
Amortization of premium and accretion of discount on investments	(36,243)
Premiums received from written options transactions	2,255,388
Net realized (gain)/loss on:
Investments	(30,770,793)
Written options	(1,218,500)
Net change in unrealized appreciation/depreciation on:
Investments	(24,461,008)
Written options	407,862
Amortization of offering costs	94,913
(Increase)/Decrease in assets:
Dividends and interest receivable	(367,316)
Prepaid expenses and other assets	(17,811)
Increase/(Decrease) in liabilities:
Interest payable on senior loans	9,460
Investment advisory fees payable	943,851
Administration fees payable	95,845
Directors' fees and expenses payable	12,942
Legal fees payable	(55,790)
Audit and tax fees payable	(24,045)
Custody fees payable	15,163
Printing fees payable	14,635
Accrued expenses and other payables	(24,236)
Net Cash Provided by Operating Activities	29,815,153

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common Stockholders	(23,394,164)
Repurchase of fund shares	(6,259,136)
Net Cash Used in Financing Activities	(29,653,300)
Effect of exchange rates on cash	–

Net increase in cash	161,853
Cash, beginning balance	383,716
Cash, ending balance	$545,569
Cash paid for interest on senior notes during the period was:	$3,058,750

See Accompanying Notes to Financial Statements.

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SRH Total Return Fund, Inc.	Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

OPERATING PERFORMANCE:
Net asset value — Beginning of Period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Net Increase from Operations Applicable to Common Stockholders
DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital
Total Distributions Paid to Common Stockholders
CAPITAL SHARE TRANSACTIONS:
Impact of Capital Share Transactions(a)
Total Capital Share Transactions
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value — End of Period
Common Share Market Value — End of Period
Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets excluding interest on borrowings
Ratio of net investment income to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000s)
Number of Common Shares Outstanding, End of Period (000s)
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000

See Accompanying Notes to Financial Statements.

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SRH Total Return Fund, Inc.	Financial Highlights

For the Six Months Ended May 31, 2022 (Unaudited)		For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017

$15.69		$13.29	$13.56	$13.32	$12.79	$10.87

0.06		0.01	0.06	0.07	0.09	0.04
0.57		2.79	(0.01)	0.52	0.80	2.28
0.63		2.80	0.05	0.59	0.89	2.32

(0.24)		–	(0.05)	(0.08)	(0.06)	(0.10)
–		(0.41)	(0.34)	(0.30)	(0.21)	(0.29)
–		–	(0.02)	(0.03)	(0.10)	(0.01)
(0.24)		(0.41)	(0.41)	(0.41)	(0.37)	(0.40)

0.01		0.01	0.09	0.06	0.01	(0.00	)(b)
0.01		0.01	0.09	0.06	0.01	(0.00	)(b)
0.40		2.40	(0.27)	0.24	0.53	1.92
$16.09		$15.69	$13.29	$13.56	$13.32	$12.79
$13.45		$13.02	$10.91	$11.41	$11.09	$10.77
4.34%		21.86%	2.04%	5.60%	7.78%	22.69%
5.11%		23.18%	(0.45%)	6.72%	6.57%	29.83%

1.57	%(e)	1.65%	1.16%	1.11%	1.22%	1.40%
1.57	%(e)	1.68%	1.17%	1.11%	1.22%	1.40%
1.19%		1.24%	1.12%	N/A	1.21%	1.33%
0.67	%(e)	0.07%	0.52%	0.54%	0.71%	0.36%
0.67	%(e)	0.04%	0.51%	0.54%	0.71%	0.36%

3%		6%	6%	2%	1%	1%
$1,566,488		$1,534,631	$1,305,895	$1,392,553	$1,407,553	$1,356,457
97,333		97,802	98,271	102,676	105,657	106,015

$223,073	(f)	$222,978 (f)	$222,749 (f)	N/A	N/A	$50,028
8,022		7,882	6,863	N/A	N/A	28,114

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2022	17

SRH Total Return Fund, Inc.	Financial Highlights

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $0.005 per common share.
(c)	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan.
(d)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Money Market Funds or Closed-End Funds on the Portfolio of Investments).
(e)	Annualized.
(f)	The amount shown is due to the issuance of senior notes (See Note 10).

See Accompanying Notes to Financial Statements.

www.srhtotalreturnfund.com	18

SRH Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2022 (Unaudited)

Note 1. FUND ORGANIZATION

SRH Total Return Fund, Inc. (the “Fund” or “STEW”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to April 4, 2022, the Fund’s name and ticker were Boulder Growth & Income Fund, Inc. (“BIF”).

The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”) and accordingly follows the investment company accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Note 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities including closed-end funds and limited partnerships for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value per share. Short-term fixed income securities such as Commercial Paper, Bankers Acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at fair value under procedures approved by the Board of Directors (the “Board”). The Board has delegated to the Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Valuation Committee, does not represent fair value (“Fair Value Securities”). The appointment of any officer or employee of the investment adviser or Fund to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The Valuation Committee is responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances described below. If the Valuation Committee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Valuation Committee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Committee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Committee may use outside pricing services to provide it with closing prices. The Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Committee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Committee adjusts prices, the Valuation Committee will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Semi-Annual Report | May 31, 2022	19

SRH Total Return Fund, Inc.	Notes to Financial Statements
May 31, 2022 (Unaudited)

Options are valued at the mean of the highest bid and lowest ask prices on the principal exchange on which the option trades. If no quotations are available, fair value procedures will be used. Fair value procedures will also be used for any options traded over-the-counter.

Various inputs are used to determine the value of the Fund's investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

www.srhtotalreturnfund.com	20

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2022 (Unaudited)

The following is a summary of the Fund's investments by inputs used to value those investments and other financial instruments as of May 31, 2022:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Domestic Common Stock	$1,495,464,433	$–	$–	$1,495,464,433
Closed-End Funds	85,800,619	–	–	85,800,619
Limited Partnerships	100,083,000	–	–	100,083,000
U.S. Treasury Obligations	–	44,957,219	–	44,957,219
Money Market Funds	64,667,484	–	–	64,667,484
TOTAL	$1,746,015,536	$44,957,219	$–	$1,790,972,755

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Written Call Options	$(1,632,750)	$–	$–	$(1,632,750)
TOTAL	$(1,632,750)	$–	$–	$(1,632,750)

*	For detailed descriptions and other security classifications, see the accompanying Portfolio of Investments.
**	Other financial instruments are derivative instruments reflected in the Portfolio of Investments.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the effective yield method.

Dividend income from investments in real estate investment trusts ("REITs") is recorded at management's estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded by the Fund in the following annual financial reporting period.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 6.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Semi-Annual Report | May 31, 2022	21

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2022 (Unaudited)

Distributions to Common Stockholders: It is the Fund's policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended. Distributions to common stockholders are recorded on the ex-dividend date.

The Fund intends to distribute its net realized capital gains, if any, at least annually. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a stockholder's basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a stockholder's basis are generally treated as capital gain, assuming the shares are held as capital assets.

Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the period ended May 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses, in the Statement of Operations. The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Note 3. DERIVATIVE FINANCIAL INSTRUMENTS

As a part of its investment strategy, the Fund may invest to a lesser extent in derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

www.srhtotalreturnfund.com	22

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2022 (Unaudited)

Risk of Investing in Derivatives: The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Semi-Annual Report | May 31, 2022	23

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2022 (Unaudited)

For the period ended May 31, 2022, the effects of derivative instruments on the Statement of Assets and Liabilities were as follows:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	$1,632,750
Total		N/A		$1,632,750

For the period ended May 31, 2022, the effects of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts (Written Options)	Net realized gain on written options/ Net change in unrealized depreciation on written options	$1,218,500	$(407,862)
Total		$1,218,500	$(407,862)

The average monthly notional value of written option contracts for the Fund was $18,562,242 during the period ended May 31, 2022.

Note 4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Paralel Advisors LLC ("Paralel") serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The Fund pays Paralel an annual fee, calculated monthly, equal to 0.90% of the first $2 billion of the Fund's average Managed Assets, plus 0.80% of the Fund's average Managed Assets over $2 billion. "Managed Assets" means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding

Rocky Mountain Advisers, LLC ("RMA") provides sub-advisory services to the Fund pursuant to a sub-advisory agreement between RMA and Paralel. Paralel, not the Fund, pays RMA an annual sub-advisory fee based on average Managed Assets of the Fund.

Paralel Technologies LLC ("PRT"), an affiliate of Paralel, serves as the Fund's administrator and provides all administrative and fund accounting services to the Fund. As compensation for its services, PRT receives certain out-of-pocket expenses and asset-based fees based on the Fund's average Managed Assets, which are accrued daily and paid monthly.

Paralel is a wholly owned subsidiary of PRT. RMA may be deemed an affiliate of PRT and Paralel under the 1940 Act due to an indirect, non-controlling investment in PRT by SCLT Holdings, LLC, a fully owned subsidiary of the Susan L. Ciciora Trust, which is also the sole member of RMA. The Susan L. Ciciora Trust may be deemed an affiliate of the Fund.

No persons (other than the Independent Directors) receive compensation from the Fund for acting as a director or officer; however, officers of the Fund are officers or employees of Paralel, RMA or PRT and may receive compensation in such capacities. The Fund pays each member of the Board who is not a director, officer, employee, or affiliate of Paralel, RMA or PRT or any of their affiliates (each an "Independent Director") a fee of $40,000 per annum, plus $5,000 for each regular quarterly meeting, $3,000 for each audit committee meeting, $1,000 for each nominating committee meeting and $1,000 for each telephonic meeting of the Board. The Lead Independent Director of the Board receives an additional $3,125 for attending each regular quarterly meeting of the Board. The chairman of the Audit Committee receives an additional $3,000 for attending each regular meeting of the audit committee. The Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

www.srhtotalreturnfund.com	24

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2022 (Unaudited)

State Street Bank & Trust Company ("State Street") serves as the Fund's custodian. Computershare Shareowner Services ("Computershare") serves as the Fund's common stock servicing agent, dividend-paying agent and registrar. As compensation for State Street's and Computershare's services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

Note 5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities, during the period ended May 31, 2022 were $55,172,326 and $56,017,720 respectively.

Note 6. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds, open-end funds and REITs. The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term "fixed income securities" includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a "non-diversified" investment company, as defined in the 1940 Act. As a result of being "non-diversified" with respect to 50% of the Fund's portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund's total assets at the time of purchase. A more concentrated portfolio may cause the Fund's net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund's net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of May 31, 2022, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. in the March 20, 2015 reorganization. After the reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation and decreased leverage since the time the Fund and the funds acquired in the reorganization purchased the security.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Fund's adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund's return.

Semi-Annual Report | May 31, 2022	25

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2022 (Unaudited)

Note 7. SIGNIFICANT STOCKHOLDERS

On May 31, 2022, trusts and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family owned 45,384,254 shares of Common Stock of the Fund, representing approximately 46.63% of the total Common Stock outstanding. Effective April 1, 2022, Stewart R. Horejsi retired from his role as the Chief Investment Officer of RMA and as a portfolio manager of the Fund.

Note 8. SHARE REPURCHASES AND REDEMPTIONS

In accordance with Section 23(c) of the 1940 Act and the rules promulgated thereunder, the Fund may from time to time effect repurchases and/or redemptions of its Common Stock.

For the period ended May 31, 2022, the Fund repurchased 469,255 shares of Common Stock at a total purchase amount of $6,259,136 at an average discount of 20.68% of net asset value. For the year ended November 30, 2021, the Fund repurchased 468,607 shares of Common Stock at a total purchase amount of $5,285,690 at an average discount of 17.70% of net asset value.

Note 9. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2022.

The character of distributions paid on a tax basis during the year ending November 30, 2021 is as follows:

Distributions Paid From:
Ordinary Income	$1,015,490
Long-Term Capital Gain	38,918,527
$39,934,017

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes at May 31, 2022 were as follows:

Cost of investments for income tax purposes	$765,835,032
Gross appreciation on investments (excess of value over tax cost)	1,040,398,181
Gross depreciation on investments (excess of tax cost over value)	(14,637,820)
Net unrealized appreciation on investments	$1,025,760,361

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to wash sales and partnership book and tax differences. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of May 31, 2022.

www.srhtotalreturnfund.com	26

SRH Total Return Fund, Inc.	Notes to Financial Statements

May 31, 2022 (Unaudited)

Note 10. SENIOR NOTES

On November 5, 2020, the Fund issued senior unsecured notes ("Notes") in an aggregate amount of $225,000,000 in three fixed-rate series. The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The note purchase agreement (the "Agreement") contains various covenants related to other indebtedness and limits on the Fund's overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The table below sets forth a summary of the key terms of each series of Notes outstanding at May 31, 2022.

Series	Principal Outstanding May 31, 2022	Payment Frequency	Unamortized Offering Costs	Estimated Fair Value May 31, 2022	Fixed Interest Rate	Maturity Date
A	$85,000,000	Semi-Annual	$708,766	$72,972,505	2.62%	November 5, 2030
B	$85,000,000	Semi-Annual	$730,830	$72,292,159	2.72%	November 5, 2032
C	$55,000,000	Semi-Annual	$487,136	$46,285,130	2.87%	November 5, 2035

The Fund incurred costs in connection with the issuance of the Notes. These costs, totaling $2,226,190, were recorded as a deferred charge and are being amortized over the respective life of each series of notes. Amortization of $94,913 is included as Offering Costs on the Statement of Operations and the carrying amount on the Statement of Assets and Liabilities is equal to the principal amount of the Notes less unamortized offering costs. The estimated fair value of the Notes was calculated, for disclosure purposes, based on estimated market yields for comparable debt instruments with similar maturity and terms. The Fund categorizes the Notes as Level 2 securities within the fair value hierarchy.

The Fund shall at all times maintain a current rating given by a NRSRO (Nationally Recognized Statistical Rating Organization) of at least Investment Grade with respect to the Notes and shall not at any time have any rating given by a NRSRO of less than Investment Grade with respect to the Notes. The Notes have been assigned an 'A' long-term rating by Fitch Ratings.

At May 31, 2022, the Fund was in compliance with all covenants under the Agreement.

Semi-Annual Report | May 31, 2022	27

SRH Total Return Fund, Inc.	Additional Information

May 31, 2022 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund's N-PORT reports are available (i) on the Fund's website at www.srhtotalreturnfund.com; or (ii) on the SEC's website at www.sec.gov.

PROXY VOTING

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, (i) on the Fund's website at www.srhtotalreturnfund.com, (ii) on the SEC's website at www.sec.gov, or (iii) by calling toll-free (877) 561-7914. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to its principal executive officer, principal financial officer or controller, or persons performing similar functions (the "Senior Officer Code of Ethics"), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund's Senior Officer Code of Ethics is available on the Fund's website located at www.bouldercef.com.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund's stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, "Personal Information")) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund's business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

www.srhtotalreturnfund.com	28

SRH Total Return Fund, Inc.	Additional Information

May 31, 2022 (Unaudited)

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

STOCKHOLDER MEETING RESULTS

On February 24, 2022, the Fund held a Special Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: To approve a new investment advisory agreement between the Fund and Paralel Advisors LLC.

	# of Votes Cast	% of Votes Cast
For	62,433,439	97.74%
Against/Withhold	1,444,754	2.26%
TOTAL	63,878,193	100.00%

Proposal 2: To approve a new sub-advisory agreement with respect to the Fund between Paralel and Rocky Mountain Advisers, LLC.

	# of Votes Cast	% of Votes Cast
For	62,418,831	97.76%
Against/Withhold	1,429,063	2.24%
TOTAL	63,847,894	100.00%

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Semi-Annual Report | May 31, 2022	29

SRH Total Return Fund, Inc.	Additional Information

May 31, 2022 (Unaudited)

Total Cumulative Distributions for the fiscal period ended May 31, 2022				% Breakdown of the Total Cumulative Distributions for the fiscal period ended May 31, 2022
Net Investment	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.02774	$0.09441	$0.11785	$0.24000	11.56%	39.33%	49.11%	100.00%

LICENSING AGREEMENT

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, "Morningstar Entities"). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in mutual funds generally or in the Fund in particular or the ability of the Morningstar Index Data to track general mutual fund market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

www.srhtotalreturnfund.com	30

SRH Total Return Fund, Inc.	Summary of Dividend Reinvestment Plan

May 31, 2022 (Unaudited)

Registered holders ("Common Stockholders") of common shares (the "Common Shares") are automatically enrolled (the "Participants") in the Fund's Dividend Reinvestment Plan (the "Plan") whereupon all distributions of income, capital gains or managed distributions ("Distributions") are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the "Agent") serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent's fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare Shareowner Services, P.O. Box 30170, College Station, TX, 77842-3170. To receive a full copy of the Fund's Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

Semi-Annual Report | May 31, 2022	31

DIRECTORS	Richard I. Barr
Dr. Dean L. Jacobson
Joel W. Looney
Nicole L. Murphey
Steven K. Norgaard

INVESTMENT	Paralel Advisors LLC
ADVISER	1700 Broadway, Suite 1230
Denver, CO 80290

SUB-INVESTMENT	Rocky Mountain Advisers, LLC
ADVISER	2121 E. Crawford Place
Salina, KS 67401

ADMINISTRATOR	Paralel Technologies LLC
1700 Broadway, Suite 1230
Denver, CO 80290

CUSTODIAN	State Street Bank and Trust
One Lincoln Street
Boston, MA 02111

STOCK TRANSFER	Computershare Inc.
AGENT	480 Washington Blvd.
Jersey City, NJ 07310

INDEPENDENT	Cohen & Company, Ltd.
REGISTERED PUBLIC	1350 Euclid Avenue, Suite 800
ACCOUNTING FIRM	Cleveland, OH 44115

LEGAL COUNSEL	Paul Hastings, LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.srhtotalreturnfund.com

SRH TOTAL RETURN FUND, INC.

c/o Computershare

P.O. Box 505000

Louisville, KY 40233

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

No changes have occurred that require reporting under this Item 8.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
12/1/21 - 12/31/21	308,647	$13.38	308,647	N/A
1/1/22 - 1/31/22	-	N/A	-	N/A
2/1/22 - 2/28/22	35,396	$13.69	35,396	N/A
3/1/22 - 3/31/22	693	$13.84	693	N/A
4/1/22 - 4/30/22	30,695	$13.71	30,695	N/A
5/1/22 - 5/31/22	93,824	$12.96	93,824	N/A

On August 9, 2017, the Fund announced its reaffirmation of its share buyback program. Under the program, the Fund’s sub-adviser, RMA, has the authority (but not the obligation) to repurchase the Fund’s common stock in the open market when shares are trading at a discount to net asset value. RMA is authorized to use its discretion in repurchasing shares when market conditions warrant. The timing, manner, price, and amount of any share repurchases will be determined by RMA in its discretion, based on the foregoing as well as applicable legal and regulatory requirements and other factors, including the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The program may be suspended, extended, modified, or discontinued at any time.

Each of the purchases in the table above have been made pursuant to the share buyback program described above.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT and 99.302(ii) CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 17, 2008, the 19(a) Notices to Beneficial Owners is attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		SRH TOTAL RETURN FUND, INC.

By (Signature and Title)		/s/ Joel W. Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	August 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)		/s/ Joel W. Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	August 8, 2022

By (Signature and Title)		/s/ Jill Kerschen
Jill Kerschen, Treasurer
(Principal Financial Officer)

Date:	August 8, 2022